UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2026 (May 29, 2026)

Karbon-X Corp.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-56002	82-2882342
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6575 West Loop South, Suite 500, Bellaire, TX	77401
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (778) 256-5730

_____________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective May 29, 2025 the Board of Directors of the Company approved a Consulting Agreement (the “Consulting Agreement”) between the Company and Chad Clovis (“Clovis”). The Consulting Agreement provides that the Company and Mr. Clovis with his compensation structure going forward.

The foregoing description is qualified by the complete terms of the Consulting Agreement attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

Exhibits

The following Exhibits are included herein:

Exhibit No.	Description
10.1	Consulting Agreement between Karbon-X Corp. and Chad Clovis dated as of effective May 18, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Karbon-X Corp. (Registrant)

Dated: June 4, 2026	By:	/s/ Chad Clovis
Chief Executive Officer

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